UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2016

GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue
Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, Marye Anne Fox notified the Company of her decision to retire from the Company’s Board of Directors effective January 1, 2017. The Company and the Board expressed their appreciation for Dr. Fox’s service to the Board and the Company. The decision is not the result of any disagreement between Dr. Fox and the Company or its management. A copy of the press release announcing Dr. Fox’s decision to retire is included herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by GCP Applied Technologies Inc. dated November 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

	By	/s/ John W. Kapples
John W. Kapples
Vice President and General Counsel

Dated: November 2, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by GCP Applied Technologies Inc. dated November 2, 2016